EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND Supplement to Prospectus dated February 1, 2009

The following are effective as of the date of this Supplement:

1. The Fund has changed its name to “Eaton Vance-Atlanta Capital Focused Growth Fund”.

2. The follwoing replaces the name and description of the Fund appearing on the cover of the Prospectus:

Eaton Vance Atlanta-Capital Focused Growth Fund A non-diversified fund seeking long-term capital growth

3. The following replaces "Eaton Vance-Atlanta Capital Large-Cap Growth Fund under “Fund Summaries”:

Eaton Vance-Atlanta Capital Focused Growth Fund

Investment Objective and Principal Strategies. The Fund’s investment objective is to seek long-term capital growth. The Fund invests in the common stocks of approximately 20 to 35 companies.

Under normal circumstances, the Fund invests primarily in large company stocks which are companies having market capitalizations that rank among the top 1,000 U.S. companies. The portfolio securities of the Fund are selected by a portfolio management team which relies on the investment adviser’s research staff.

The Fund currently invests its assets in a separately registered investment company with the same objective and policies as the Fund.

4. The following is added as the second paragraph of “Principal Risk Factors.” under “Fund Summaries”:

As a non-diversified fund, Eaton Vance-Atlanta Capital Focused Growth Fund may invest a larger portion of its assets in the securities of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer.

5. The Fund’s primary benchmark is the Russell 1000 Growth Index.

6. The following replaces "Large-Cap Growth Fund" under “Investment Objectives & Principal Policies and Risks”: Focused Growth Fund. Focused Growth Fund’s investment objective is to seek long-term capital growth. Focused Growth Fund currently invests in Focused Growth Portfolio. Focused Growth Portfolio normally invests in the common stocks of approximately 20 to 35 companies. Under normal circumstances the Portfolio invests primarily in companies having market capitalizations that rank in the top 1,000 U.S. companies.

In selecting securities, the investment adviser seeks quality growth companies with a demonstrated record of consistent earnings growth. A company’s financial quality is determined by analysis of its financial statements and the use of “financial quality ratings” provided by nationally recognized rating services or as determined by the investment adviser when the company is not rated or when the investment adviser believes the assigned financial quality rating is not an accurate reflection of the company’s quality. Quality companies are generally “seasoned”, meaning they have five or more years of operations. The investment adviser emphasizes quality large growth companies whose stocks are considered to trade at attractive valuations relative to their long-term growth rates. Sustainable earnings growth is determined by rigorous fundamental analysis of a company’s financial trends, products and services, industry conditions and other factors.  The portfolio management team may utilize recommendations provided by the investment adviser’s research staff to make buy and sell decisions. The investment adviser may sell a security when its fundamentals deteriorate or when its valuation is no longer attractive relative to its long-term growth rate.

November 16, 2009 4190-11/09 ATLPROSP4

Eaton Vance-Atlanta Capital Large-Cap Growth Fund Eaton Vance-Atlanta Capital SMID-Cap Fund

Supplement to Statement of Additional Information dated February 1, 2009

1.	The name of the Eaton Vance-Atlanta Capital Large-Cap Growth Fund is now Eaton Vance-Atlanta Capital Focused Growth Fund.
2.	The following replaces the first two sentences of the first paragraph on the cover page:

This Statement of Additional Information (“SAI”) provides general information about the Funds and Focused Growth and SMID-Cap Portfolios. Eaton Vance-Atlanta Capital Focused Growth Fund and Focused Growth Portfolio are non-diversified, open-end management investment companies. Eaton Vance-Atlanta Capital SMID-Cap Fund and SMID-Cap Portfolio are diversified, open-end management investment companies.

3. The following replaces the first sentence of the second paragraph of “Equity Securities.” under “Strategies and Risks”:

As set forth in the prospectus, Focused Growth Portfolio has a policy of investing primarily and SMID-Cap Portfolio has a policy of investing primarily at least 80% of its net assets in companies within a certain market capitalization, which in the case of SMID-Cap Portfolio is determined by reference to a particular market index (the “Index”).

4. The following replaces the first sentence of “Diversified Status.” under “Strategies and Risks”:

The SMID-Cap Portfolio is a “diversified” investment company under the 1940 Act.

5. The following replaces the last sentence of the paragraph under “Investment Restrictions” and Investment Restriction No. 1:

Accordingly, SMID-Cap Fund may not:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

In addition, each Fund may not:

November 16, 2009